UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 19, 2017
Century Aluminum Company
(Exact Name of Registrant as Specified in Charter)

Delaware	1-34474	13-3070826
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Wacker Drive Suite 1000 Chicago, Illinois (Address of Principal Executive Offices)	60606 (Zip Code)
(312) 696-3101
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
The 2017 Annual Meeting of Stockholders (the “Annual Meeting”) was held on June 19, 2017. A total of 78,307,035 shares of the Company's common stock were present or represented by proxy at the meeting, representing approximately 90% of the shares outstanding and entitled to vote at the Annual Meeting, thus providing a quorum.
The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, as applicable, with respect to each proposal considered at the Annual Meeting is as follows:
Proposal No. 1: Election of Jarl Berntzen, Michael Bless, Errol Glasser, Daniel Goldberg and Terence Wilkinson to the Company's Board of Directors
The Company's stockholders elected Mr. Berntzen, Mr. Bless, Mr. Glasser, Mr. Goldberg and Mr. Wilkinson to serve on the Company's Board of Directors for a one year term expiring at our annual meeting in 2018 by the votes indicated below.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jarl Berntzen	71,631,055	792,836	5,883,144
Michael Bless	71,875,095	548,796	5,883,144
Errol Glasser	71,710,580	713,311	5,883,144
Daniel Goldberg	71,853,513	570,378	5,883,144
Terence Wilkinson	67,559,280	4,864,611	5,883,144

Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm
The proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017 was approved by the votes indicated below. There were no broker non-votes on this proposal.

Votes For	Votes Against	Abstentions	Broker Non-Votes
77,897,723	397,082	12,230	-

Proposal No. 3: Advisory vote on the compensation of executive officers
The allocation of votes for the non-binding advisory vote to approve the compensation of the Company's named executive officers (“say on pay”) was a follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
72,228,074	147,927	47,890	5,883,144
Proposal No. 4: Advisory vote on the frequency of the advisory vote on the compensation of Company's named executive officers
The allocation of votes for the non-binding advisory vote on the frequency of future “say on pay” advisory votes was as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
64,468,877	17,078	7,917,860	20,076	5,883,144
In accordance with the recommendation of the Company’s stockholders, the Company will hold a non-binding advisory vote on the compensation of its named executive officers every year until the next required stockholder vote on the frequency of “say on pay” votes, which will be held no later than the 2023 Annual Meeting of Stockholders.
For more information regarding Proposals 1 through 4, please refer to the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 25, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTURY ALUMINUM COMPANY
Date:	June 22, 2017	By:	/s/ Jesse E. Gary
			Name: Title:	Jesse E. Gary Executive Vice President, General Counsel and Secretary